Chartwell Small Cap Growth Fund (the “Fund”)
(Ticker Symbol: CWSGX)

A series of The Chartwell Funds (the “Trust”)

Supplement dated November 3, 2017, to the
Prospectus and Statement of Additional Information (“SAI”),
each dated June 8, 2017.

Effective November 6, 2017 (the “Effective Date”), Chartwell Investment Partners, LLC (the “Advisor”) has agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses as described below, from 1.25% to 1.05% of the average daily net assets of the Fund's shares. Accordingly, the Fund’s Prospectus is supplemented by replacing the “Fees and Expenses” table with the following table:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%
Distribution (Rule 12b-1) Fee	None
Other expenses[1]	1.74%
Total annual fund operating expenses	2.59%
Fee waiver and/or expense reimbursements[2]	(1.54%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.05%

1	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.
2
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.05% of the average daily net assets of the Fund. This agreement is in effect until June 9, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment, provided that no reimbursement will cause the Fund’s annual expense ratio to exceed the lesser of the (i) expense limitation amount in effect at the time such fees were waived or payments made, and (ii) the expense limitation amount in effect at the time of the reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by the Fund’s advisor as described above for the One Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$107	$564

In addition, as of the Effective Date, the second paragraph under “Fund Expenses” beginning on page 9 of the Prospectus is deleted in its entirety and replaced with the following:

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.05% of the Fund’s average daily net assets on an annual basis.

In addition, as of the Effective Date, the second paragraph under “Fund Expenses” beginning on page B-26 of the SAI is replaced with the following:

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.05% of the Fund’s average daily net assets on an annual basis.

As of the Effective Date, all references in the Fund’s Prospectus and Statement of Additional Information to the expense limitation arrangement are revised as indicated above.

Please retain this Supplement with your records.